Income Taxes - Schedule of Deferred Tax Assets and Liabilities (Details) - USD ($)	Jun. 30, 2026	Jun. 30, 2025	Jun. 30, 2024	Jun. 30, 2023
Deferred tax assets
Allowance against receivables	$ 4,703	$ 0	$ 0
Lease liability	71,471	0	0
Net operating loss carry-forwards	32,970	0	0
Less: Valuation allowance	(469)	0	0	$ 0
Subtotal	108,675	0	0
Deferred tax liabilities
Right-of-use assets	(71,455)	0	0
Subtotal	(71,455)	0	0
Total deferred tax assets, net	$ 37,220	$ 0	$ 0